                           DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                           ----------------------------------------------------

                           EQUITY INVESTOR FUND
                           2000 ML SELECT TEN V.I. TRUST
                           (A UNIT INVESTMENT TRUST)
                           -  TOTAL RETURN FROM:
                             -- CAPITAL APPRECIATION
                             -- CURRENT DIVIDEND INCOME
                           -  10 HIGHEST DIVIDEND YIELDING DOW STOCKS
                           - UNITS SOLD TO SEPARATE ACCOUNTS TO FUND BENEFITS UNDER VARIABLE LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS

                           -----------------------------------------------------
                           The Securities and Exchange Commission has not
SPONSOR:                   approved or disapproved these Securities or passed
MERRILL LYNCH,             upon the adequacy of this prospectus. Any
PIERCE, FENNER & SMITH     representation to the contrary is a criminal offense.
INCORPORATED               Prospectus dated May 1, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-SM-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

CONTENTS
                                       PAGE
                                        --
Risk/Return Summary..................    3
What You Can Expect From Your
  Investment.........................    7
  Reinvested Income Distributions....    7
  Records and Reports................    7
The Risks You Face...................    7
  Litigation and Legislation Risks...    7
  Year 2000 Issues...................    8
Buying and Selling Units.............    8
  Potential Rollover.................    9
How The Trust Works..................    9
  Pricing............................    9
  Evaluations........................    9
  Income.............................   10
  Expenses...........................   10
  Portfolio Changes..................   10
  Termination Date...................   11
  No Certificates....................   11
  Trust Indenture....................   11
  Legal Opinion......................   11
  Auditors...........................   11
  Sponsor............................   12
  Trustee............................   12
  Code of Ethics.....................   12
  Advertising and Sales Literature...   12
Taxes................................   13
Supplemental Information.............   13
Financial Statements.................   14
  Report of Independent Accountants..   14
  Statement of Condition.............   14

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1.  WHAT IS THE TRUST'S OBJECTIVE?

  -  The Trust seeks total return through a
     combination of current dividend income
     and capital appreciation.

     Units are offered only to separate
     accounts to fund benefits under variable annuity contracts or variable life insurance policies issued by Merrill
     Lynch Life Insurance Company or ML Life
     Insurance Company of New York. The
     Accounts will invest in Units in
     accordance with allocation instructions
     received from Contractowners.
     Accordingly, the interests of a
     Contractowner in the Units are subject
     to the terms of the Contract. The rights of the Accounts as holders of Units should be distinguished from the rights of a Contractowner. The term "you" in this Prospectus refers to the Accounts.

     Each unit represents an equal share of
     the stocks in the Portfolio and receives an equal share of dividend income.

 2.  WHAT IS THE TRUST'S INVESTMENT STRATEGY?

  -  Its strategy is to invest in a fixed
     portfolio of approximately equal amounts of the 10 highest dividend-yielding common stocks of the 30 stocks in the Dow Jones Industrial Average.

  -  The Trust plans to hold the stocks in
     the Portfolio for about one year. At the end of the year, we will liquidate the Trust and apply the same Strategy to select a new portfolio, if available.

  -  Each Select Ten V.I. Trust is designed
     to be part of a longer term strategy. We believe that more consistent results are likely if the Strategy is followed for at least three to five years but you are not required to stay with the Strategy or to roll over your investment. The
     Accounts, as holders can sell their
     units any time.

 3.  WHAT INDUSTRIES ARE REPRESENTED IN THE
     PORTFOLIO?

     Based upon the principal business of
     each issuer and current market values,
     the Portfolio represents the following
     industries:

  -  Auto Manufacturing                  10%
  -  Chemical Products                    10
  -  Diversified Manufacturing Operations  10
  -  Financial Services/Banking            10
  -  Forest Products and Paper            10
  -  Machinery-Construction & Mining     10
  -  Oil/Gas                               10
  -  Photo Equipment/Supplies            10
  -  Telecommunications                  10
  -  Tobacco/Food Processing              10

 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE
     TRUST. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  The common stocks in the Portfolio
     generally have attributes that have
     caused them to have lower prices or
     higher dividend yields relative to the
     other stocks in the DJIA.

     For example:

    -- the issuers may be having financial
       problems;

    -- the stocks may be out of favor with
       the market because of weak
       performance, poor earnings forecasts,
       negative publicity or
       litigation/legislation; and

    -- the stocks may be reacting to general market cycles.

  -  The market factors that caused the
     relatively low prices and high dividend
     yields of the stocks may change.

  -  Stock prices can be volatile.

  -  Dividend rates on the stocks or share
     prices may decline during the life of
     the Trust.

--------------------------------------------------------------------------------
                               Defined Portfolio
-------------------------------------------------------------------

Equity Investor Fund
2000 ML Select Ten V.I. Trust
Defined Asset Funds

                                                                                                   PRICE
                                        TICKER          PERCENTAGE             CURRENT           PER SHARE            COST
NAME OF ISSUER*                         SYMBOL       OF PORTFOLIO (1)    DIVIDEND YIELD (2)    TO PORTFOLIO     TO PORTFOLIO (3)
---------------------------------------------------------------------------------------------------------------------------------
 1. Philip Morris Companies, Inc.         MO                10.23%              8.78%            $ 21.8750        $ 10,150.00

 2. Caterpillar, Inc.                     CAT               10.01               3.30               39.4375           9,938.25

 3. Eastman Kodak Company                 EK                 9.92               3.15               55.9375           9,845.00

 4. J.P. Morgan & Company, Inc.           JPM                9.83               3.12              128.3750           9,756.50

 5. DuPont (E.I.) De Nemours &
   Company                                DD                 9.94               2.95               47.4375           9,867.00

 6. International Paper                   IP                10.07               2.72               36.7500           9,996.00

 7. Minnesota Mining &
   Manufacturing Company                  MMM               10.11               2.68               86.5000          10,034.00

 8. SBC Communications, Inc.              SBC               10.05               2.32               43.8125           9,989.25

 9. Exxon Mobil Corporation               XOM               10.03               2.27               77.6875           9,944.00

10. General Motors Corporation            GM                 9.81               2.14               93.6250           9,737.00
                                                           ------                                                 -----------
                                                           100.00%                                                $ 99,257.00
                                                           ======                                                 ===========

----------------------------
 * We chose the 10 highest dividend-yielding stocks of the DJIA subject to any appropriate adjustment to take into account mergers, announcements and other factors.
(1) Based on Cost to Portfolio.
(2) Current Dividend Yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on the security and dividing the result by its market value as of the close of trading on April 28, 2000.
(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on April 28, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

                          ----------------------------
The securities were acquired on April 28, 2000 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

  -  The Trust may continue to purchase or
     hold the stocks originally selected even though their market value or yield may have changed, they may no longer be included in the DJIA or they may be subject to sell recommendations by the Sponsor.

  -  The Trust does not reflect any
     investment recommendations of the
     Sponsor, and any one or more of the
     stocks in the Trust may, from time to
     time, be subject to sell recommendations from the Sponsor.

 5.  IS THIS TRUST APPROPRIATE FOR YOU?

     Yes, if you want current dividend income and capital appreciation. You will benefit from a tested strategy and a portfolio whose risk is reduced by investing in equity securities of 10 different issuers in a variety of industries.
     The Trust is NOT appropriate for you if
     you are not comfortable with the
     Strategy or are unwilling to take the
     risk involved with an equity investment.
     It may not be appropriate for you if you are seeking preservation of capital.


 6.  WHAT ARE THE TRUST'S FEES AND EXPENSES?

     SPONSOR'S DEFERRED TRANSACTION FEE

     Maximum of $4.29 annually per 1,000
     Units accrued daily. This fee pays for
     creating and maintaining the trust. It
     is charged like a deferred sales charge
     and includes an element of profit to the Sponsor. Half is paid by the Sponsor to the Merrill Lynch Insurance Group, Inc.
     to compensate it for its administrative
     services in making units available to
     fund the Accounts.

     This table shows the costs and expenses
     that the Accounts, and, indirectly, the
     Contractowners may pay, directly or
     indirectly, when they invest in the
     Trust.


                                           .231  %         $2.11
     Trustee's Fee (including
     organization costs)
                                           .077  %         $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fee
     ESTIMATED ANNUAL OPERATING EXPENSES
                                          AS A % OF        AMOUNT
                                             NET         PER 1,000
                                           ASSETS          UNITS
                                          ---------      ---------
                                           .030  %         $0.28
     Other Operating Expenses
                                          -------          -----
                                           .338  %         $3.09
     TOTAL

 7. HOW WOULD THE STRATEGY HAVE PERFORMED HISTORICALLY?

The following table compares hypothical performance of the Strategy Stocks (but not of any actual Trust) with actual performance of the Dow Jones Industrial Average. Trust performance may vary from that of the index shown below for a variety of reasons. The Trust has invested in a limited subset of index stocks, and therefore its performance may not keep pace with index performance to the extent the index is driven by stocks not held in the Portfolio. In addition, the Portfolio stocks may have been chosen for specific characteristics that are at odds with the characteristics of the stocks driving the market at a given time. For example, we may have chosen value stocks at a time when growth stocks are peforming well. This constructed performance is no assurance of future results of either the Strategy or any Trust.
                         COMPARISON OF TOTAL RETURNS(1)

                                                  DOW JONES
                                              INDUSTRIAL AVERAGE
            YEAR               STRATEGY(2)          (DJIA)
-----------------------------  ------------   ------------------
1973                               -1.02%            -13.12%
1974                               -0.31             -23.14
1975                               57.02              44.40
1976                               34.81              22.72
1977                               -0.83             -12.71
1978                                0.16               2.69
1979                               12.35              10.52
1980                               26.37              21.41
1981                                7.47              -3.40
1982                               25.46              25.79
1983                               38.46              25.68
1984                                7.34               1.06
1985                               28.63              32.78
1986                               34.57              26.91
1987                                6.97               6.02
1988                               24.14              15.95
1989                               27.30              31.71
1990                               -7.94              -0.57
1991                               33.37              23.93
1992                                8.32               7.34
1993                               26.92              16.72
1994                                3.89               4.95
1995                               36.48              36.48
1996                               27.94              28.57
1997                               21.59              24.78
1998                               10.37              18.00
1999                                3.61              17.01
(through 3/31/00)                  -8.81              -4.46
27.25 YEAR AVERAGE ANNUAL
RETURN                             16.69              13.35
25.25 YEAR AVERAGE ANNUAL
RETURN                             18.19              16.32

----------------------------

(1) To compute Total Returns, we add changes in market value and dividends that would have been received during the year, and divide the sum by the opening market value for the year. Return from a Trust will differ from constructed Strategy returns for several reasons including the following:

    - each Trust bears transaction fees, brokerage commissions and expenses in buying and selling stocks; Strategy returns do not reflect any of these costs;

    - Strategy returns are for calendar years, while Trusts begin on May 1;

    - units are bought and sold based on the closing stock prices on the exchange, while the Trust may buy and sell stocks at prices during the trading day;

    - the Trust may not be fully invested at all times; and

    - stocks in a Trust may not be weighted equally at all times.

(2) When we ranked the common stocks by dividend yields (as described on page
    3), we based the yields on the latest dividend and the stock price at the market opening on the first trading day of the year.

 8.  IS THE TRUST MANAGED?
     Unlike a mutual fund, the Trust is not
     managed and stocks are not sold because
     of market changes. The Sponsor monitors
     the portfolio and may instruct the
     Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Trust, the Sponsor is not likely to do so.

 9.  HOW DO I BUY UNITS?

     Each Account buys units from the
     Trustee. There is no minimum investment.

     OFFER PRICE PER 1,000 UNITS      $913.68
     (as of April 28, 2000)

     Unit price is the net asset value per
     Unit. Holding Units is subject to the
     Sponsor's transaction fee. If you buy
     Units after the initial date of deposit, you pay only future transaction charge accruals. No contingent fee will be owed if units are redeemed before the Trust ends.

     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 4:00 p.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

10.  HOW DO I SELL UNITS?

     An Account as Holder may redeem Units at any time to reflect changed investment allocations and to the extent necessary to provide benefits under the Contracts.
     The price will be the net asset value
     per unit determined at the close of
     business on the sale date.

11.  HOW ARE DISTRIBUTIONS MADE?

     The Trust distributes any dividend
     income, net of expenses, on the 10th of
     June, September and December, 2000 and
     March 2001 for units owned on the 9th of those months. Taxable income received by an Account will be offset by a deduction for an increase in reserves.

12.  WHAT OTHER SERVICES ARE AVAILABLE?

     AUTOMATIC REINVESTMENT
     Distributions paid to the Accounts are
     automatically reinvested in additional
     Units.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

REINVESTED INCOME DISTRIBUTIONS

The Trust will pay the Accounts any income it has received four times during its life. We expect that all distributions of income and any principal received will be reinvested into additional units of the Trust.

Because the Trust generally pays dividends as they are received, individual income payments will fluctuate based on the amount of dividends declared and paid by each issuer. Other reasons Trust income may vary are:
- changes in the Portfolio because of additional securities purchases or sales;
- a change in the Trust's expenses; and
- the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

The Accounts will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited; and
- a final report on Trust activity.

Investors may inspect Trust records and documents at the Trustee's office during regular business hours.

THE RISKS YOU FACE

LITIGATION AND LEGISLATION RISKS

Philip Morris Companies common stock represents approximately 10% of the value of the Trust. Pending or threatened legal proceedings against Philip Morris cover a wide range of matters including product liability and consumer protection. Damages claimed in many of the smoking and health cases alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, unions and similar entities (the most recent suit was filed by the Justice Department on September 22, 1999) seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.

On November 23, 1998, Philip Morris entered into a Master Settlement Agreement with 46 state governments to settle the asserted and unasserted healthcare cost recovery and certain other claims against them. The Agreement is subject to final judicial approval in each of the settling states. As part of the Agreement, Philip Morris and the three other major domestic tobacco manufacturers have agreed to participate in the establishment of a $5.15 billion trust fund. The trust is to be funded over 12 years beginning in 1999. PM Inc. has agreed to pay $300 million into the trust in 1999. Philip Morris charged approximately $3.1 billion as a pretax expense in 1998 as a result of the settlement, and as of December 31, 1998, had accrued costs of its obligations under the settlement and to tobacco growers aggregating $1.4 billion, payable principally before the end of the year 2000. Philip Morris believes the agreement will likely materially adversely affect the business, volume, cash flows and/or operating income and financial position of the company in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in United States cigarette sales in the premium and discount segments, the company's share of the domestic premium and discount cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to the agreement.

The Sponsor cannot predict the outcome of the litigation pending against Philip Morris or how the current uncertainty concerning the settlement will ultimately be resolved. The Sponsor cannot predict whether these and other possible developments will have a material effect on the price of Philip Morris stock over the term of the Trust, which could in turn adversely affect Unit prices.

Other than as described above we do not know of any pending litigation that might have a material adverse effect upon the Trust.

Future tax legislation could affect the value of the Portfolio by:
  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Trust. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Trust, but we cannot predict whether any impact will be material to the Trust as a whole.

BUYING AND SELLING UNITS

The Accounts may buy Units from the Trustee and tender Units to the Trustee for redemption. Units are continuously offered at prices equal to the net asset value, determined as described below, and holding Units is subject to the transaction fee stated under Risk/Return Summary. For Units to be bought or sold at same day net asset value, the Trustee must receive the Account's request no later than 4 p.m. Eastern time.

An Account can sell Units at any time at net asset value. The net asset value is calculated each business day by:
  - ADDING the value of the Trust Securities, cash and any other Trust assets;
  - SUBTRACTING accrued but unpaid Trust expenses (including accrued Transaction
    Fees), unreimbursed Trustee advances, cash held to buy back Units or for distribution to investors, and any other Trust liabilities; and
  - DIVIDING the result by the number of units outstanding.

The sale proceeds may be more or less than the cost because of Trust expenses, market movements and changes in the Portfolio.

Within seven days after the Trustee receives a proper redemption request, it will wire the proceeds to the Account.

If the Trust does not have cash available to pay for the Units, the Sponsor will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in proceeds of less than what was paid for each Unit and could also reduce the size and diversity of the Portfolio.

Payments for the Units may be delayed:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

POTENTIAL ROLLOVER

The Trust will end by May 1, 2001. If the Sponsor is offering a rollover option into a subsequent Select Ten V.I. Trust, the Insurers will offer Contractowners the subsequent Select Ten V.I. Trust as a new investment alternative.

An Insurer may stop offering the Select Ten V.I. Trust as an investment alternative at any time. The Sponsor, in its sole discretion and without penalty or liability to investors, may decide not to sponsor future Trusts or may modify the terms of the rollover. The Trustee will provide notice of any change to the Accounts.

The rollover is accomplished by redeeming Units in-kind followed by sale of Securities that will not be contributed to the next Trust by a distribution agent on behalf of participating Accounts and reinvesting the distribution (net of brokerage fees, governmental charges and other sale expenses) in units of the next Trust, if any.

Of course, if a participant no longer wishes to hold the Select Ten V.I. Trust, the participant may change the allocation instructions at any time as permitted by the Accounts.

We may amend or terminate the option to roll your proceeds at any time without notice. The Securities and Exchange Commission has advised that rollovers need to be authorized by an order of exemption under the Investment Company Act. We believe that current exemptive orders permit these rollovers, but we cannot assure that the Staff will accept this position or that we may not need additional relief.

HOW THE TRUST WORKS

PRICING

Units are sold at net asset value; there is no sales fee. However, the Sponsor collects a transaction fee to reimburse it for certain expenses. Purchases are made by the Accounts on behalf of Contractowners.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market System, evaluations are generally based on closing sales prices on that exchange or that system; if closing sales prices are not available, the value is the mean between the closing bid and offer prices.

INCOME
- Annual income per unit, net of estimated expenses, depends primarily upon the dividends paid by the issuers of the securities. It may also vary with changes in Portfolio expenses and the level of purchases and sales of securities. There can be no assurance that dividends on the securities will continue at current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of accrued estimated Trust expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trust pays a transaction fee to the Sponsor, deducted from the Income Account on each distribution date. Accrued transaction fees will be deducted at the time of any interim redemption.

In addition, the Sponsor is currently reimbursed up to 70 cents per 1,000 Units for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Trust. While this fee may exceed the amount of these costs and expenses attributable to the Trust, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsor.

The Trustee receives a fee monthly. This fee includes an amount for estimated organization costs including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The Trustee also benefits when it holds cash for the Trust in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  - costs of actions taken to protect the Trust and other legal fees and expenses; and
  - Trust termination expenses and any governmental charges.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

If Trust expenses exceed initial estimates, the Trust will owe the excess. The Trustee has a lien on Trust assets to secure reimbursement of Trust expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

When the Accounts redeem Units, this affects the size and composition of the Portfolio.

TERMINATION DATE

The Porfolio will terminate by May 1, 2001. The Portfolio may be terminated earlier, if its value is less than 40% of the value of the securities when deposited.

NO CERTIFICATES

The Accounts hold their Units in uncertificated form.

TRUST INDENTURE

The Trust is a "unit investment trust" governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce any investor's interest in the Trust without an Account's written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsor determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or
  - continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSOR

The Sponsor is:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Trustee is The Bank of New York, Unit Trust Department, P.O. Box 974--Wall Street Division, New York, New York 10268-0974. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

CODE OF ETHICS

Merrill Lynch, as the Sponsor has adopted a code of ethics requiring pre-clearance and reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

ADVERTISING AND SALES MATERIAL

Advertising and sales literature may contain cumulative past performance of the hypothetical Strategy, either in dollars or average annualized returns (changes in market prices with dividends reinvested at year ends) for various periods, compared to the Standard & Poor's Index, the S&P Industrial Index and the Dow Jones Industrial Average. Strategy figures reflect deduction of Portfolio sales charges and estimated expenses. Sales material may also illustrate hypothetical Strategy results of regular accumulations and withdrawals of specified sums and discuss possible tax savings.

This contrarian Strategy is based on principles that time in the market is more important than timing the market, the stocks to buy are the ones others are selling, and dividends can be an important part of total return. It seeks to identify stocks that may be undervalued or out of favor. While indexing attempts to mirror market trends, the Portfolio's screening process selects stocks from a major index for a combination of value, capital appreciation potential and current dividend income. Because of this disciplined screening process, investors are relieved of making individual buy and sell decisions.

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline, how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Sales literature and articles may state research opinions on the economy, countries and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.

TAXES

The Trust is not an association taxable as a corporation for federal income tax purposes. It is intended that Securities selected for inclusion in the Trust will comply with any investment limitations required to assure favorable Federal income tax treatment for the Contracts. For tax consequences to holders of Contracts, see the Contract Prospectus.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Trust by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Trust. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsor, Trustee and Holders of Equity Investor Fund, 2000 ML Select Ten V.I. Trust, Defined Asset Funds (the "Trust"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Trust as of May 1, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Trust as of May 1, 2000 in accordance with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, NY
May 1, 2000

                    STATEMENT OF CONDITION AS OF MAY 1, 2000

TRUST PROPERTY

Investments--Contracts to purchase Securities(1).........  $          99,257.00
  Cash...................................................             10,682.28
                                                           --------------------
        Total............................................  $         109,939.28
                                                           ====================
Interest of Holders of 120,325 Units of fractional
  undivided interest outstanding:
  Cost to investors(2)...................................  $         109,939.28
                                                           --------------------
        Total............................................  $         109,939.28
                                                           ====================

------------

        (1) Aggregate cost to the Trust of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on April 28, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $99,317.72 and deposited with the Trustee. The amount of the letter of credit includes $99,257.00 for the purchase of securities.
        (2) Aggregate offer price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on April 28, 2000. Units are subject to accrual of the Sponsor's deferred transaction fee.

DEFINED ASSET FUNDS-R-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         2000 ML SELECT TEN V.I. TRUST
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-34448) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                  100618RR--5/00